UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2016

TARGA RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-34991	20-3701075
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

1000 Louisiana, Suite 4300

Houston, TX 77002

(Address of principal executive office and Zip Code)

(713) 584-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Third Amended and Restated Credit Agreement of Targa Resources Partners LP

On October 7, 2016, Targa Resources Partners LP (the “Partnership”), a subsidiary of Targa Resources Corp., entered into the Second Amendment and Restatement Agreement (the “Restatement”) to effectuate the Third Amended and Restated Credit Agreement (the “Credit Agreement”) with Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C issuer, and the lenders party thereto. The Credit Agreement amends and restates the Partnership’s existing credit facility to provide for a revolving credit facility in an initial aggregate principal amount up to $1,600,000,000 (with an option to increase such maximum aggregate principal amount by up to $500,000,000 in the future, subject to the terms of the Credit Agreement) and a swing line sub-facility of up to $100,000,000. The full amount of the revolving credit facility is available for the issuance of letters of credit. The Credit Agreement matures on October 7, 2020, at which time all unpaid principal and interest is due.

The Credit Agreement also provides for, among other things, certain changes to occur upon the occurrence of an “Investment Grade Event,” including the release of all security interests in all “Collateral” at the request of the Partnership. At the effective date of the Credit Agreement, Targa Pipeline Partners LP (formerly known as Atlas Pipeline Partners, L.P.) and certain of its subsidiaries were designated as “Restricted Subsidiaries” under the Credit Agreement and the indentures (the “Indentures”) governing the Partnership’s outstanding senior notes (the “Notes”). Such subsidiaries will be added as guarantors of the Notes by executing supplemental indentures to the Indentures in accordance with the terms thereof.

The description of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement, a copy of which is attached as Exhibit A to the Restatement Agreement filed as Exhibit 10.1 to this Form 8-K and is incorporated in this Item 1.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Second Amendment and Restatement Agreement dated as of October 7, 2016, by and among Targa Resources Partners LP, Bank of America, N.A., and the other parties signatory thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA RESOURCES CORP.

Dated: October 11, 2016	By:	/s/ Matthew J. Meloy
Matthew J. Meloy
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Second Amendment and Restatement Agreement dated as of October 7, 2016, by and among Targa Resources Partners LP, Bank of America, N.A., and the other parties signatory thereto.